Derivatives	9 Months Ended
Sep. 30, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives
Derivatives
We have hedged a portion of our forecasted production to reduce exposure to fluctuations in oil and natural gas prices and to assist us in complying with covenants in our RBL Facility in the event of price deterioration. We have also hedged our exposure to differentials in certain operating areas but do not currently hedge exposure to natural gas differentials. We also, from time to time, have entered into agreements to purchase a portion of the natural gas we require for our operations that we do not record at fair value as derivatives because they qualify for normal purchases and normal sales exclusions.
Our current hedge positions consist of primarily oil swap contracts, though in the past we have also used collars and three-way collars and hedged our exposure to natural gas and natural gas liquids (NGL) price changes.
We enter into these transactions with respect to a portion of our projected production to provide an economic hedge of the risk related to the future commodity prices received. We do not enter into derivative contracts for speculative trading purposes. We did not designate any of our contracts as cash flow hedges; therefore, the changes in fair value of these instruments are recorded in current earnings.
We account for our commodity derivatives at fair value on a recurring basis. We determine the fair value of these derivatives utilizing pricing models that use a variety of techniques, including market quotes and pricing analysis. Inputs to the pricing models include publicly available prices and forward price curves generated from a compilation of data gathered from third parties. We validate the data provided by third parties by understanding the pricing models used, obtaining market values from other pricing sources, analyzing pricing data in certain situations and confirming that those instruments trade in active markets. See Note 1 for further information on our fair value measurement process.
As part of our hedging program, we entered into a number of derivative transactions that resulted in the following WTI-based crude oil contracts as of December 31, 2017:

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2019	FY 2020
Sold Oil Calls:
Hedged volume (MBbls)	225	225	225	225	840	390
Weighted average price ($/Bbl)	$55.00	$55.00	$55.00	$55.00	$57.32	$60.00
Oil positions:
Fixed Price Swaps (NYMEX WTI):
Hedged volume (MBbls)	1,458	1,474	1,214	1,214	4,197	—
Weighted average price ($/Bbl)	$53.43	$53.43	$52.04	$52.04	$52.05	$—
Oil basis differential positions:
ICE Brent-NYMEX WTI basic swaps:
Hedged volume (MBbls)	360	364	368	368	1,095	—
Weighted average price ($/Bbl)	$1.21	$1.21	$1.21	$1.21	$1.17	$—

We earn a premium on our sold calls at the time of sale. We make net settlement payments for prices above the indicated weighted-average price per barrel of WTI. If the calls expire unexercised, no payments are received.
For fixed-price swaps, we make net settlement payments for prices above the indicated weighted-average price per barrel of WTI and receive net settlement payments for prices below the indicated weighted average price per barrel of WTI.
For oil basis swaps, we make net settlement payments if the difference between Brent and WTI is greater than the indicated weighted average price per barrel and receive net settlement payments if the difference between Brent and WTI is below the indicated weighted average price per barrel. Our commodity derivatives are measured at fair value using industry-standard models with various inputs including forward prices and all are classified as Level 2 in the required fair value hierarchy for the periods presented. The following tables present the fair values (at gross and net) of our outstanding derivatives as of December 31, 2017 and December 31, 2016:

	Berry Corp. (Successor)
	December 31, 2017
	Balance Sheet Classification	Gross Amounts Recognized at Fair Value	Gross Amounts Offset in the Balance Sheet	Net Fair Value Presented in the Balance Sheet
	(in thousands)
Assets
Commodity Contracts	Current assets	$—	$—	$—
Commodity Contracts	Non-current assets	—	—	—
Liabilities
Commodity Contracts	Current liabilities	(49,949)	—	(49,949)
Commodity Contracts	Non-current liabilities	(25,332)	—	(25,332)
Total derivatives		$(75,281)	$—	$(75,281)

	Berry LLC (Predecessor)
	December 31, 2016
	Balance Sheet Classification	Gross Amounts Recognized at Fair Value	Gross Amounts Offset in the Balance Sheet	Net Fair Value Presented in the Balance Sheet
	(in thousands)
Assets
Commodity Contracts	Current assets	$119	$(119)	$—
Commodity Contracts	Non-current assets	—	—	—
Liabilities
Commodity Contracts	Current liabilities	(9,015)	119	(8,896)
Commodity Contracts	Non-current liabilities	(10,221)	—	(10,221)
Total derivatives		$(19,117)	$—	$(19,117)

By using derivative instruments to economically hedge exposure to changes in commodity prices, we expose ourselves to credit risk and market risk. Credit risk is the failure of the counterparty to perform under the terms of the derivative contract. When the fair value of a derivative contract is positive, the counterparty owes us, which creates credit risk. We do not receive collateral from our counterparties.
The maximum amount of loss due to credit risk that we would incur if our counterparties failed completely to perform according to the terms of the contracts, based on the gross fair value of financial instruments, was zero at December 31, 2017 as we held no derivative asset positions. We minimize the credit risk in derivative instruments by limiting our exposure to any single counterparty. In addition, our RBL Facility prevents us from entering into hedging arrangements that are secured, except with our lenders and their affiliates that have margin call requirements, that otherwise require us to provide collateral or with a non-lender counterparty that does not have an A- or A3 credit rating or better from Standards & Poor’s or Moody’s, respectively. In accordance with our standard practice, our commodity derivatives are subject to counterparty netting under agreements governing such derivatives which mitigates the counterparty nonperformance risk somewhat.
Gains (Losses) on Derivatives
A summary of gains and losses on the derivatives included on the statements of operations is presented below:

	Berry Corp. (Successor)	Berry LLC (Predecessor)
	Ten Months Ended December 31, 2017	Two Months Ended February 28, 2017	Year Ended December 31, 2016
		(in thousands)
Gains (losses) on oil and natural gas derivatives	$(66,900)	$12,886	$(15,781)
Lease operating expenses(1)	—	—	(4,605)
Total gains (losses) on oil and natural gas derivatives	$(66,900)	$12,886	$(20,386)
__________

(1)	Consists of gains and (losses) on derivatives that were entered into in March 2015 to hedge exposure to differentials in consuming areas.

For the ten months ended December 31, 2017, the two months ended February 28, 2017 and the year ended December 31, 2016, we received net cash settlements of approximately $3 million, $0.5 million, and $10 million, respectively.
Derivatives
We have hedged a portion of our forecasted oil production and gas purchases to reduce exposure to fluctuations in oil and natural gas prices and we target covering our operating expenses and fixed charges, including maintenance capital expenditures, for up to two years out. We have hedged a portion of our exposure to differentials between Intercontinental Exchange ("ICE") Brent oil ("Brent") and New York Mercantile Exchange ("NYMEX") West Texas Intermediate oil ("WTI") as well. From time to time we have entered into agreements to purchase a portion of the natural gas we require for our operations that we do not record at fair value as derivatives because they qualify for normal purchases and normal sales exclusions.
Our current hedge positions primarily consist of swap contracts and deferred premium purchased put options. In addition, we recently acquired natural gas fixed price swaps to manage our exposure to increases in natural gas prices. We enter into these transactions with respect to a portion of our projected oil production and gas purchases to provide economic hedges against the risk related to the future commodity prices. We do not enter into derivative contracts for speculative trading purposes. We did not designate any of our contracts as cash flow hedges; therefore, the changes in fair value of these instruments are recorded in current earnings. Gains (losses) on oil hedges are classified in the revenues and other section of the statement of operations and gains (losses) on natural gas hedges are presented in the expenses and other section of the statement of operations.
As of September 30, 2018, we have hedged crude oil production at the following approximate volumes and prices: 12.8 MBbl/d at $75 in the fourth quarter of 2018, 16.5 MBbl/d at $70 in 2019, and 1.2 MBbl/d at $65 in 2020, as outlined along with our natural gas derivative contracts in the following table:

	Q4 2018	FY 2019	FY 2020
Sold Oil Calls (ICE Brent):
Hedged volume (MBbls)	124	—	—
Weighted-average price ($/Bbl)	$80.00	$—	$—
Purchased Oil Put Options (ICE Brent):
Hedged volume (MBbls)	—	3,385	455
Weighted-average price ($/Bbl)	$—	$65.00	$65.00
Fixed Price Oil Swaps (ICE Brent):
Hedged volume (MBbls)	1,058	2,640	—
Weighted-average price ($/Bbl)	$74.82	$75.40	$—
Oil basis differential positions:
ICE Brent-NYMEX WTI basis swaps
Hedged volume (MBbls)	92	182.5	—
Weighted-average price ($/Bbl)	$1.29	$1.29	$—
Fixed Price Gas Swaps (Kern, Delivered):
Hedged volume (MMBtu)	1,380,000	4,560,000	—
Weighted-average price ($/MMBtu)	$2.65	$2.65	$—

We earn a premium on our sold oil calls at the time of sale. We make net settlement payments for prices above the indicated weighted-average price per barrel of Brent. If the calls expire unexercised, we make no payments.
For our purchased puts, we would receive settlement payments for prices below the indicated weighted-average price per barrel of Brent. The purchased put options contain deferred premiums of approximately $20 million and are reflected in the mark-to-market valuation of the derivatives on the balance sheet at September 30, 2018. The premiums will be payable in conjunction with the monthly settlements of these contracts and thus have been deferred until payments begin in 2019.
For fixed-price Brent swaps, we make settlement payments for prices above the indicated weighted-average price per barrel of Brent and receive settlement payments for prices below the indicated weighted-average price per barrel of Brent.
For oil basis swaps, we make settlement payments if the difference between Brent and WTI is greater than the indicated weighted-average price per barrel of our contracts and receive settlement payments if the difference between Brent and WTI is below the indicated weighted-average price per barrel.
For fixed-price natural gas swaps, we are the buyer so we make settlement payments for prices below the weighted-average price per MMBtu and receive settlement payments for prices above the weighted-average price per MMBtu.
 Our commodity derivatives are measured at fair value using industry-standard models with various inputs including forward prices, and all are classified as Level 2 in the required fair value hierarchy for the periods presented. The following tables present the fair values (gross and net) of our outstanding derivatives as of September 30, 2018 and December 31, 2017:

	Berry Corp. (Successor)
	September 30, 2018
	Balance Sheet Classification	Gross Amounts Recognized at Fair Value	Gross Amounts Offset in the Balance Sheet	Net Fair Value Presented in the Balance Sheet
	(in thousands)
Liabilities
Commodity Contracts	Current liabilities	$(26,409)	$—	$(26,409)
Commodity Contracts	Non-current liabilities	(4,664)	—	(4,664)
Total derivatives		$(31,073)	$—	$(31,073)

	Berry Corp. (Successor)
	December 31, 2017
	Balance Sheet Classification	Gross Amounts Recognized at Fair Value	Gross Amounts Offset in the Balance Sheet	Net Fair Value Presented in the Balance Sheet
	(in thousands)
Liabilities
Commodity Contracts	Current liabilities	$(49,949)	$—	$(49,949)
Commodity Contracts	Non-current liabilities	(25,332)	—	(25,332)
Total derivatives		$(75,281)	$—	$(75,281)

In May 2018, we elected to terminate outstanding commodity derivative contracts for all WTI oil swaps and certain WTI/Brent basis swaps for July 2018 through December 2019 and all WTI oil sold call options for July 2018 through June 2020. Termination costs totaled approximately $127 million and were calculated in accordance with a bilateral agreement on the cost of elective termination included in these derivative contracts; the present value of the contracts using the forward price curve as of the date termination was elected. No penalties were charged as a result of the elective termination. Concurrently, Berry Corp. entered into commodity derivative contracts consisting of Brent oil swaps for July 2018 through March 2019 and Brent oil purchased put options for January 2019 through March 2020. These Brent oil swaps hedge 1.8 MMBbls in 2018 and 0.9 MMBbls in 2019 at a weighted-average price of $75.66. These Brent oil purchased put options provide a weighted-average price floor of $65.00 for 2.8 MMBbls in 2019 and 0.5 MMBbls in 2020. We effected these transactions to move from a WTI-based position to a Brent-based position as well as bring our hedge pricing more in line with market pricing at the time.